SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2006 (September 15, 2006)

TELESTONE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	033-15096	84-1111224
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

(Address of principal executive offices)

Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology
Park, Beijing, China 100070

Registrant's telephone number, including area code (86)-10-836-70505

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 15, 2006, Telestone Techonogies Corp. (the “Company”) notified The American Stock Exchange (“AMEX”) of its intention to transfer the listing of its common stock from AMEX to The NASDAQ Capital Market (“NASDAQ”). The Company expects that trading will commence on NASDAQ on September 27, 2006 and that the stock trading symbol will be “TSTC”.

A copy of the Company’s press release announcing the Company’s intention to transfer the listing of the Company’s common stock to NASDAQ is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release of Telestone Technologies Corporation, dated September 15, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2006

TELESTONE TECHNOLOGIES CORPORATION

By:	/S/ Han Daqing
Name: Han Daqing
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Telestone Technologies Corporation, dated September 15, 2006.